Notes Receivable from Participants	12 Months Ended
Dec. 31, 2025
EBP 017
EBP, Description of Plan [Line Items]
Notes Receivable from Participants	Notes Receivable from ParticipantsParticipants may obtain loans from the Plan utilizing funds accumulated in their accounts. The minimum amount that may be borrowed is $1,000. Participants can borrow up to 50% of their vested account balance but not more than $50,000 less their highest outstanding loan balance during the previous twelve months. The loans are repaid to the Plan through after-tax payroll deductions and direct repayments to the Recordkeeper. The term of the loan is selected at the discretion of the participant, but may not exceed five years for a general loan and twenty-five years for a primary residence loan. Participants may have two loans outstanding at any time, but no more than one primary residence loan. Interest on loans is equal to the Prime Rate at date of issuance plus 1%.